UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2012

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On May 21, 2012, Omnicell, Inc. (“Omnicell”), completed its merger with MedPak Holdings, Inc. (“MedPak”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) under which Mercury Acquisition Corp (“Merger Sub”), a newly formed Omnicell subsidiary, was merged with and into MedPak, with MedPak surviving the merger as a wholly-owned subsidiary of Omnicell. MedPak is the parent company of MTS Medication Technologies, Inc., a worldwide provider of medication adherence packaging systems and solutions.

On May 21, 2012, MedPak filed a Certificate of Merger with the Secretary of State of the State of Delaware whereupon Merger Sub was merged with and into MedPak.

Pursuant to the terms of the Merger Agreement, Omnicell paid approximately $158.3 million in cash after adjustments provided for in the Merger Agreement, of which approximately $13.45 million was placed in an escrow fund, which will ultimately be distributed to MedPak’s stockholders (subject to claims that Omnicell may make against the escrow fund for indemnification and other claims following the closing).

Item 9.01 Financial Statements and Exhibits.

(a)                                  Financial Statements of the Business Acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b)                                 Pro Forma Financial Information.

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d)                                 Exhibits.

2.1                                                                                Agreement and Plan of Merger, dated as of April 26, 2012, by and among Omnicell, Inc., Mercury Acquisition Corp, MedPak Holdings, Inc., and Excellere Capital Management, LLC, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 000-33043) filed with the Commission on May 2, 2012.

99.1                                                                          Press release issued by Omnicell, Inc. on May 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 22, 2012	By:	/s/ Dan S. Johnston
Dan S. Johnston
Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

2.1

Agreement and Plan of Merger, dated as of April 26, 2012, by and among Omnicell, Inc., Mercury Acquisition Corp, MedPak Holdings, Inc., and Excellere Capital Management, LLC, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 000-33043) filed with the Commission on May 2, 2012.

99.1	Press release issued by Omnicell, Inc. on May 22, 2012.